                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                        --------------------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported)   24 October 1995
                                                          ---------------



                       Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                Delaware                                                     1-4534                               23-1274455
------------------------------------------                           ----------------------                -----------------------
(State of other jurisdiction of incorporation)                      (Commission file number)             (IRS Identification number)


        7201 Hamilton Boulevard, Allentown, Pennsylvania                                              18195-1501
------------------------------------------------------------                                    ----------------------
             (Address of principal executive offices)                                                 (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                   ----------------

Item 5.  Other Events.

         On October 24, 1995, the Registrant announced reported net income of $93 million, or 84 cents per share, for the fourth quarter ended September 30, 1995. These results represent a per-share increase of 20 percent over last year's net income of $79 million, or 70 cents per share. Sales rose 5 percent to $979 million versus $931 million in the year-ago quarter.

         Industrial gas sales were up 8 percent for the quarter while operating income increased 5 percent compared to last year. These gains were driven by higher worldwide merchant and tonnage gas volumes. In the U.S., merchant gas prices rose from a year ago, while in Europe, prices remained below last year's levels. Costs related to tight supply/demand conditions in some areas of the U.S. and major work process changes in the U.S. gas business continued during the quarter. The company's international joint ventures made significant contributions to the quarter's results.

         Chemical sales were up 5 percent and operating income rose 12 percent versus the year-ago quarter, driven by volume growth and margin improvements. Strong results across the group's businesses, particularly polymers and intermediates, more than offset lower methanol margins and the absence of merchant ammonia capacity, which was converted to hydrogen production in this year's second quarter. In last year's fourth quarter, results were adversely affected by planned shutdowns at the company's polyvinyl alcohol facilities due to market conditions.

         Profits in the environmental and energy systems business were down from a year ago. Continued good operations at waste-to-energy and cogeneration facilities were offset by lower landfill gas results and higher development costs.

         Results in the Equipment and Services segment were profitable for the current quarter, but lower than last year's fourth quarter which contained a favorable project payment.

         The Corporate and Other segment, with an unusually low $4 million of net costs, reflects a high level of foreign exchange gains during the quarter.




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
         For fiscal 1995, the Registrant reported net income of $368 million, or $3.29 per share, compared to last year's $234 million, or $2.06 per share, before the cumulative effect of required accounting changes. Return on equity increased to 16.1 percent, and sales of $3.9 billion were up 11 percent from 1994's $3.5 billion. Excluding special items in both years, earnings per share rose 19 percent based on income of $362 million, or $3.23 per share, versus $308 million, or $2.71 per share, last year.

         Financial tables follow:





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
                        AIR PRODUCTS AND CHEMICALS, INC.
                 SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                  (Unaudited)

(In millions, except earnings per share)
-------------------------------------------------------------------------------------------------
                                  Three Months Ended                  Twelve Months Ended
                                     30 September                         30 September
                                 1995             1994                 1995             1994
-------------------------------------------------------------------------------------------------
Sales                          $979.2             $931.0            $3,865.3          $3,485.3
-------------------------------------------------------------------------------------------------

Income Before Cumulative
  Effect of Accounting
  Changes                       $92.8              $79.1              $368.2 (a)        $233.5 (b)
Cumulative Effect of
  Accounting Changes             --                 --                  --                14.3 (c)
--------------------------------------------------------------------------------------------------
Net Income                      $92.8              $79.1              $368.2            $247.8
--------------------------------------------------------------------------------------------------

Earnings Per Share:
  Income Before
    Cumulative Effect
    of Accounting Changes         $.84               $.70               $3.29 (a)         $2.06 (b)
  Cumulative Effect of
    Accounting Changes           --                 --                  --                  .12 (c)
---------------------------------------------------------------------------------------------------
  Net Income                      $.84               $.70               $3.29             $2.18
---------------------------------------------------------------------------------------------------

(a) includes an after-tax gain of $6.6 million, or $.06 per share, from the sale of an industrial gas plant.

(b) Includes a net after-tax charge of $74.5 million, or $.65 per share, for special items. The components of special items are as follows: an after-tax charge of $75.1 million, or $.66 per share, for a loss on certain derivative contracts that were terminated or closed during l994; an after-tax charge of $7.1 million, or $.06 per share, for the outsourcing of the distribution function in the United Kingdom; a tax benefit of $5.4 million, or $.05 per share, resulting from changes in certain state income tax regulations; and an after-tax benefit of $2.3 million, or $.02 per share, from the favorable tax treatment, net of expense, of the charitable contribution of the remaining shares of a stock investment in an insurance company.

(c) The company adopted Statement of Financial Accounting Standard (SFAS) No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," SFAS No. 109, "Accounting for Income Taxes," and SFAS No. 112, "Employers' Accounting for Postemployment Benefits," on 1 October l993 and recognized the cumulative effect of these accounting changes.





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
                        AIR PRODUCTS AND CHEMICALS, INC.
                               OPERATING RESULTS
                                  (Unaudited)

SUMMARY BY BUSINESS SEGMENTS
(In millions)
-----------------------------------------------------------------------------------------------
                                  Three Months Ended                  Twelve Months Ended
                                     30 September                         30 September
                                 1995             1994                 1995             1994
-----------------------------------------------------------------------------------------------
Sales:
   Industrial Gases            $564.5             $524.5            $2,177.5          $1,968.1
   Chemicals                    331.8              315.9             1,358.8           1,182.2
   Environmental/Energy          15.4               16.4                57.6              67.1
   Equipment/Services            67.5               74.2               271.4             267.9
------------------------------------------------------------------------------------------------
       CONSOLIDATED             979.2              931.0             3,865.3           3,485.3
------------------------------------------------------------------------------------------------

Operating Income:
   Industrial Gases             107.0              101.9               445.2             380.6
   Chemicals                     40.9               36.7               192.9             147.9
   Environmental/Energy          (2.9)               1.3                (4.9)              5.6
   Equipment/Services             2.5                4.1                (1.6)             11.5
   Corporate and Other           (4.0)             (12.6)              (29.7)            (59.5)
------------------------------------------------------------------------------------------------
      CONSOLIDATED              143.5              131.4               601.9             486.1

Equity Affiliates' Income:
   Industrial Gases               9.6                1.5                22.1               4.1
   Chemicals                       .3                 .1                  .5                .2
   Environmental/Energy           8.2                5.5                28.6              24.2
------------------------------------------------------------------------------------------------
      CONSOLIDATED               18.1                7.1                51.2              28.5

Loss on leveraged interest
 rate swaps                      --                 --                  --               107.7
Interest expense                 26.1               22.2               100.3              81.6
------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES             135.5              116.3               552.8             325.3
Income taxes                     42.7               37.2               184.6              91.8
------------------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE
 EFFECT OF ACCOUNTING
 CHANGES                         92.8               79.1               368.2             233.5
Cumulative effect of
 accounting changes              --                 --                  --                14.3
------------------------------------------------------------------------------------------------

NET INCOME                     $ 92.8             $ 79.1             $ 368.2          $  247.8
------------------------------------------------------------------------------------------------





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
For twelve months ended 30 September 1995, industrial gases includes a gain of $10.8 million ($6.6 million after tax) from a plant sale.

During 1994 the company terminated three highly leveraged interest rate swap contracts and closed two other such agreements; terminated two agreements which hedged currency risk; and terminated a number of smaller interest rate hedge agreements. For the twelve months ended 30 September 1994, the loss associated with these contracts totaled $121.6 million ($75.1 million after tax). This loss is included in the statement of operating results as follows: $107.7 million loss on leveraged interest rate swaps; $12.2 million foreign exchange loss included in corporate and other; and $1.7 million interest expense.

For the twelve months ended 30 September 1994, industrial gases results are reduced by a charge of $10.7 million ($7.1 million after tax) for the outsourcing of the distribution function in the United Kingdom. In addition, corporate and other includes an expense of $2.3 million for the charitable contribution of the remaining shares of a stock investment in an insurance company. The tax benefit associated with this contribution, based on fair value of the investment, was $4.6 million. For the twelve months ended 30 September 1994, income taxes includes a benefit of $5.4 million resulting from changes in certain state income tax regulations.

Effective 1 October 1993, the company adopted and recognized the cumulative effect of the following accounting standards: SFAS 106-Postretirement Benefits ($31.3 million charge); SFAS 109-Income Taxes ($55.9 million gain); and SFAS 112-Postemployment Benefits ($10.3 million charge). The impact of these accounting changes on income for the three and twelve months ended 30 September 1994, exclusive of the cumulative effect and changes in certain state income tax regulations, is not material.





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
                        AIR PRODUCTS AND CHEMICALS, INC.
                               OPERATING RESULTS
                                  (Unaudited)

SUMMARY BY GEOGRAPHIC REGIONS
(In millions)
-------------------------------------------------------------------------------------------------
                                  Three Months Ended                  Twelve Months Ended
                                     30 September                         30 September
                                1995              1994                1995             1994
-------------------------------------------------------------------------------------------------
Sales:
   United States               $734.5             $704.7            $2,895.3          $2,632.3
   Europe                       211.1              196.8               837.1             734.4
   Canada/Latin America          32.5               29.5               130.3             118.6
   Other                          1.1               --                   2.6              --
-------------------------------------------------------------------------------------------------
      CONSOLIDATED             $979.2             $931.0            $3,865.3          $3,485.3
-------------------------------------------------------------------------------------------------
Operating Income:
   United States               $101.1             $ 94.1              $456.8            $380.7
   Europe                        34.9               29.2               119.2              87.8
   Canada/Latin America           7.5                8.1                25.7              17.6
   Other                         --                 --                    .2              --
-------------------------------------------------------------------------------------------------
      CONSOLIDATED             $143.5             $131.4              $601.9            $486.1
-------------------------------------------------------------------------------------------------
Equity Affiliates' Income:
   United States                $ 7.7               $4.8               $26.8             $23.5
   Europe                         4.9                2.3                15.7               5.5
   Canada/Latin America           4.6                (.1)                4.5               3.4
   Other                           .9                 .1                 4.2              (3.9)
-------------------------------------------------------------------------------------------------
      CONSOLIDATED              $18.1               $7.1               $51.2             $28.5
-------------------------------------------------------------------------------------------------


For the twelve months ended 30 September l995, operating income of the United States includes a gain of $10.8 million from the sale of an industrial gas plant.

For the twelve months ended 30 September 1994, operating income of the United States includes a loss of $12.2 million from the termination of two agreements which hedged currency risk and an expense of $2.3 million for the charitable contribution of the remaining shares of a stock investment in an insurance company. For this same period, operating income of Europe includes a charge of $10.7 million related to the outsourcing of the distribution function in the United Kingdom.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     ------------------------------------------
                                              (Registrant)





DATED:  24 October 1995              By:       /s/ Gerald A. White
                                        ---------------------------------------
                                                Gerald A. White
                                               Senior Vice President - Finance




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